SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 14, 2011

ELEPHANT TALK COMMUNICATIONS INC.
(Exact name of registrant as specified in Charter)

California	000-30061	95-4557538
(State of other Jurisdiction of	(Commission file no.)	(IRS employer identification no.)
incorporation)

19103 Centre Rose Boulevard
Lutz, FL 33558
United States
(Address of principal executive offices)

+ 1 813 926 8920
(Issuer's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2011 Annual Meeting of Stockholders held on September 14, 2011, (the “2011 Annual Meeting”), the stockholders of Elephant Talk Communications, Inc., a California corporation, (the “Company”), approved an amendment to the Company’s 2008 Long-term Incentive Plan (the “Plan”) to increase the number of shares available for issuance under the Plan from 5,000,000 to 23,000,000.  A copy of the amended Plan is attached hereto as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2011 Annual Meeting on September 14, 2011 at the offices of Ellenoff Grossman & Schole LLP, located at 150 East 42nd Street,, New York, New York 10017. At the close of business on July 21, 2011, the record date for the 2011 Annual Meeting, there were a total of 105,048,287 shares of Common Stock outstanding and entitled to vote. At the 2011 Annual Meeting, 82,945,010 or 79% of the outstanding shares of Common Stock entitled to vote were represented by proxy or in person and, therefore, a quorum was present.

The vote on the proposals presented for stockholder vote at the 2011 Annual Meeting was as follows:

Proposal 1.  All of the seven (7) nominees for directors were elected to serve until the 2012 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.  The result of the votes to elect the seven (7) directors was as follows:

Nominees.	FOR	WITHHELD	BROKER NON-VOTES

Steven Van der Velden	59,596,780	9,862	23,338,368

Jacques Kerrest	59,596,798	9,844	23,338,368

Martin Zuurbier	54,152,737	5,453,905	23,338,368

Johan Dejager	59,596,786	9,856	23,338,368

Roderick de Greef	59,387,606	219,036	23,338,368

Phil Hickman	56,251,442	3,355,200	23,338,368

Rijkman Groenink	53,889,099	5,717,543	23,338,368

Proposal 2.   The approval of the Company’s change in corporate domicile from California to Delaware was approved by the stockholders by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
59,337,066	268,238	1,338	23,338,368

Proposal 3.  An amendment to the Company’s 2008 Long-Term Incentive Compensation Plan was approved by the stockholders by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
58,825,923	579,847	200,872	23,338,368

Proposal 4. The appointment of BDO Seidman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified and was approved by the stockholders by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
81,020,284	1,470,402	454,324

Item 9.01 Exhibits

(d) Exhibits

Exhibit
No.	Description
10.1	Amended 2008 Long-term Incentive Plan of Elephant Talk Communication Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2011	ELEPHANT TALK COMMUNICATIONS INC.

	By:	/s/ Steven van der Velden
Steven van der Velden
Chief Executive Officer